YUHE INTERNATIONAL, INC.

February 2009





Safe Harbor Statement

This presentation contains certain statements that may include 'forward looking statements' within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward-looking statements'. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

The figures reported in this document during fiscal year 2007 and 2008 are pro forma consolidated results of the Company's two operating subsidiaries, Weifang Yuhe Poultry Co. Ltd. ("PRC Yuhe") and Weifang Taihong Feed Co. Ltd. ("Taihong"). The Company believes that these results are useful for investors as more indicative of the underlying performance of the business as currently constituted for the periods presented.



Equity Snapshot

• OTC BB:	YUII.OB
• Price (as of 2/05/2009):	$2.00
• Market Capitalization:	$31.1M
• Common Shares Outstanding :	15.5 M
• Projected 2008 revenues*:	$34.8-$36.8M
• Projected 2008 net income*:	$10.5-$11 M
• Make good projected 2009 revenues:	$41.0 M
• Make good projected 2009 net income:	$13.0 M
• Make good projected 2009 EPS:	$0.74
• Make good projected 2009 PE multiple:	2.7x

* Preliminary unaudited results estimated by management, subject to change

Company Overview

- Second largest supplier of day-old chickens/broilers in China's highly fragmented market
- 13 breeding farms and 2 hatchery factories;
  With the capacity of approximately 1.15 million parent breeders and 100-115 million day old broilers per year.
- Established in 1996 with 3,000 breeders and RMB7,000 investment.
- Advanced breeding and state of the art imported hatchery equipment
- Focused on superior quality products for the local market – 98% survivability guarantee



Investment Highlights

- Zero balance account receivables with strong cash flow
- Focused on most profitable link in supply chain – over 26% net margin in 2007 and 2008.
- 0% Income Tax Rate
- Strong policy support from Chinese government on agriculture industry enables company's continuing high growth
- Second largest day-old broiler supplier in China
- Yuhe broilers currently command the highest price in the China market (10%-15% premium) due to high quality.
- Experienced and focused management team with in depth knowledge in breeding
- All chicken feed produced by it's self and will be provided by Purina
- Advanced health programs to prevent disease

Strong Market Demand for Broilers

- Demand currently outstrips supply – China is a net importer of broilers (4% consumption comes from importation in Year 2007)
- 12.5 million tons of poultry production in China in 2008, a 10% increase over 2007
- China is currently the second largest consumer of poultry in the world behind the United States
- Per capita chicken consumption in China is only 1/3 of that in developed countries, creating a significant growth opportunity
- Favorable tax policies (0% income tax) by the Chinese government have encouraged industry growth following a temporary downturn caused by avian flu

Source: USDA

Broiler Consumption (millions of metric tons)



16
14
12
10
8
6
4
2
0
2004
2005
2006
2007
2008E
China
EU 27
USA

China's Growing Demand for Meat

Meat Demand by Category


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6%
9%
85%
15%
19%
66%
17%
20%
63%
1985
2005
2010E
Pork
Poultry
Beef and mutton

Meat production in China


Million Tons
(2005-2015 CAGR)
70
60
50
40
30
20
10
0
3.3%
3.9%
2.2%
2.6%
2005 2010 2015
2005 2010 2015
2005 2010 2015
2005 2010 2015
Beef
Broiler meat
Pork
Eggs

Source: Ministry of Agriculture, Rabobank

Production Process

Purchase parent breeding stock → Raise for 25 weeks → Mature chickens begin laying eggs → Selected eggs are placed in Hatchers for 21 days → Hatchlings are sorted and picked up by customers









Food Safety

- Outbreaks of bird flu in 2005 and 2006 heightened concerns about food safety, particularly poultry
- Chinese government has paid high attention to bird disease control and implemented a series of monitoring and prevention initiatives
- Yuhe incorporates comprehensive disease prevention procedures to assure food safety
- All chicken feed are provided by Purina, through onsite feed production capabilities, to ensure quality control






批准证书
CERTIFICATE OF APPROVAL



Food Safety - Disease Prevention System

- Location - 10 separate breeding farm sites are isolated from each other, roughly five miles apart
- Isolation - All breeding farm facilities have controlled, filtered air and water supply, eliminating contact with outside animals
- Quarantine - All birds used for breeding are initially quarantined for several weeks
- Hygiene - 90 day multiple step facility refurbishment process at the end of a breeding stock cycle every 66 weeks







Quality

Broiler Source	Incubation Period (average days)	Market Weight	Kg of feed vs. Kg of broilers
Yuhe	**44.5 Days**	**2.833g**	**1.76**
US 2006 average	48.0 Days	2.563g	1.95

- **Yuhe broilers currently command the highest price in the China market**
- **Customers are willing to pay a 10%-15% premium for Yuhe products**
- **Advanced facilities assure that breeders are raised in a well maintained, uniform environment**
- **Yuhe's experienced operational team and comprehensive production procedures ensure that breeders receive proper care**

Quality - Advanced Facilities

Advanced equipment throughout facilities including:



- Big Dutchman plate-feeding system imported from Germany
- Lubing nipple drinking system imported from Germany
- Centralized temperature control system from the US
- Embrex Inovoject inoculation system imported from US
- Intelligent alley incubation system from Japan
- ISO9001 industry certification
- Average equipment lifespan of 10 to 12 years vs. the industry average of 5 to 6 years



Customers and Distribution System


Yuhe
Distributors
Small-scale chicken farms

- End market customers are smaller chicken farms, averaging 5,000 chickens per farm
- Direct customers include 38 distributors, 28 of which are in Shandong province, with at least 60 end customers each
- Sales increases do not result in increased selling costs as these are absorbed by distributors

Market Presence

- Sales across 10 provinces
- Main Market: Shandong Province about 90% of total sales; 10% is divided among neighboring provinces including Liaoning and Heilongjiang
- Lean sales force and long term business relationships provide for cost efficient, predictable sales cycles
- Brand name recognition: Yuhe is the only broiler producer in China to receive a "Provincial Renowned Brand" designation


Sales by Region
Shandong Province, 90%
Other Provinces, 10%


Heilongjiang
Jilin
Liaoning
Beijing
Hebei
Tianjin
Shandong
Henan
Jiangsu
Anhui
Shanghai



Yuhe Vs. Peers

- There are approximately eight major broiler suppliers and many more smaller suppliers in China with no discernable market leaders
- Yuhe is currently the second largest supplier of broilers in China with three percent of total market share

	Safety	Price	Technology	Brand equity	Knowledge of local market
Small regional broiler suppliers					✓
Large regional broiler suppliers				✓	✓
International broiler suppliers	✓	✓	✓	✓	
Yuhe International Inc.	✓	✓	✓	✓	✓

***Major competitors include:**

- **Shandong Minhe**
- **Jilin Deda Ltd.**
- **Shandong Liuhe Group Co, Ltd.**

Recent Production Expansion

- Four new breeder farms with capacity of 450K parent breeders have been constructed in 2008
- This expanded the capacity from 0.7M in 2007 to 1.15 M breeders by the end of 2008
- 20 new hatchers purchased and expanded the total hatchers from 80 to 100. one hatchery will hatch 1 million day old broiler per year.
- Plan to introduce a new hatchery with 40 sets of hatchers in second half of 2009.



Year End Capacity	2007	2008	2009E
Parent Breeders	0.7M	1.15M	1.35M
Set of Hatchers	80	100	140



Experienced Management Team

Mr. Zhentao Gao, CEO
- 17 years experience in the chicken breeding industry
- Strong leadership and entrepreneurship
- Graduate of Shandong Laiyang Agriculture College

Mr. Gang Hu, CFO
- Joined Yuhe International Inc. in June 2008 as CFO
- Served as the chief financial officer of Sino-Gas International Holding Inc. from Oct 2007 to Mar 2008
- Finance director of FedEx Kinko's Greater China operations from August 2004 to October 2007
- Obtained his bachelor's degree in economics from Shanghai University of Finance and Economics

Mr. Wengui Ding, CTO
- Expert in animal husbandry science
- Leader of system development and control programs
- Graduate of Heilongjiang Agriculture University

Mr. Jinhua Zhang, Board Secretary
- Joined Yuhe International Inc. in 2007
- Experience working in public companies
- Graduate of Shandong Light Industry College



Strategy for Growth

- **Increase economy of scale**
  - **Focus on increasing sales of high quality broilers in current markets**
  - **Expand production facilities**

- **Expand into other region by replicating current model**
  - **Build market presence in northeastern and central China in the next two years**
  - **Consider additional geographic expansion through acquisition**

- **Evaluate vertical integration opportunity into broiler meat processing business**



Income Statement Summary

Summary Income Statement	Nine Months ended September 30,		Year Ended December 31,		
($ in million)	2008 (Pro forma)	2007 (Pro forma)	2008 Projected	2007 (Pro Forma)	2006
Revenues	$17.8	$16.2	$34.8-36.8	$22.1	$14.6
Gross Profit	$4.7	$7.0	NA	$8.6	$(0.9)
Gross Margin	26.6%*	43.4%	NA	38.9%	N/A
Operating Income	$3.7	$5.8	NA	$6.9	$(2.6)
Operating Margin	20.6%*	35.8%	NA	31.3%	N/A
Net Income	$3.0	$5.0	$10.5-11	$5.9	$(3.6)

***The margins decrease from 2007 due to large production concentration in the 4Q of 2008**

Strong Revenues



Revenue ($mil)
CAGR = 41.1%
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$14.6
$22.1*
$36.8**
$41.0^
2006
2007
2008E
2009E

*Pro forma

**Based on expected range of $34.8 to 36.8 million; exceeds make good provision of $28.4 million for 2008; pro forma

^Based on 2009 make good provision

Net Income Growth



Net Income ($mil)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
CAGR=60.7%
$5.9*
$11.0**
$13.0^
-$3.6
2006
2007
2008E
2009E

**Pro forma

*Based on expected range of $10.5 to 11.0 million; exceeds 2008 make good of $9.0 million; pro forma

^Based on 2009 make good provision

Strong Balance Sheet

($ in millions)	9/30/08	12/31/07	12/31/06
Cash and Equivalents	$6.4	$0.05	$0.6
Total Current Assets	$17.0	$5.2	$0.1
Total Assets	$52.9	$33.1	$27.7
Total Liabilities	$19.2	$21.8	$25.3
Total Shareholders' Equity	$33.7	$11.2	$2.4
Total Liabilities and Shareholders' Equity	$52.9	$33.1	$27.7

Attractive Valuation

	Ticker	FYE	Price (2/9/09)	Market Cap ($M)	EPS CY08	EPS CY09	EPS Growth	P/E CY08	P/E CY09	Gross Margin (ttm)	Net Margin (ttm)
Yuhe International	YUII	Dec	$2.00	$31.1	$0.71	$0.74	4%	2.8x	2.7x	N/A	29.9%
Smithfield	SFD	April	$10.90	$1,565	-$0.57	$0.70	NM	-19.1x	15.6x	8.1%	0.4%
Tyson Foods Inc.	TSN	Sept	$9.45	$3,571	-$0.08	$0.51	NM	-118.1x	18.5x	3.5%	-0.2%
Sanderson Farms	SAFM	Oct	$34.81	$706.3	-$1.22	$3.86	NM	NM	9.0x	2.3%	-2.5%
Shandong Minhe	002234 CH	Dec	$2.22	$239.1	$0.12	$0.15	17.6%	17.9x	15.2x	24.3%	12.7%
Industry Average									14.6x	9.5%	NM

Investment Summary

- Zero balance account receivables with strong cash flow
- Focused on most profitable link in supply chain – over 26% net margin in 2007 and 2008.
- 0% Income Tax Rate
- Strong policy support from Chinese government on agriculture industry enables company's continuing high growth
- Second largest day-old broiler supplier in China
- Yuhe broilers currently command the highest price in the China market (10%-15% premium) due to high quality.
- Experienced and focused management team with in depth knowledge in breeding
- All chicken feed produced by it's self and will be provided by Purina
- Advanced health programs to prevent disease



Contact Information

Company Contact:
Mr. Vincent Hu
Chief Financial Officer
Yuhe International Inc.
Phone: +86-536-730-0667
Email: vincent.hu@yuhepoultry.com

Investor Relations:
Mr. Crocker Coulson, President
CCG Investor Relations Inc.
Phone: +1-646-213-1915 (New York)
Email: crocker.coulson@ccgir.com
www.ccgirasia.com

Auditor:
Mr. Russ Anderson
Partner
Child Van Wagoner & Bradshaw, PLLC
Email: Russa@cpaone.net

Legal Counsel:
Mr. Simon Luk
Partner
Winston & Strawn LLP
Email: Sluk@winston.com

Company Overview


Grandparent breeder farm
Import grandparent breeding stock
produce parent chicks
Parent breeder farm
Raised to 25 weeks
Parent becomes productive
(66 weeks of productivity)
Our Segments
Yuhe is part of the
commercial broiler
supply chain
Hatchery
Eggs are in hatcheries for
21 days
Our Product: Day-old
Broilers
Broiler farm
Broilers reach market weight
in 45 days
Processing plant
Consumers

** 1 breeder producing 167 eggs which hatched to 137 broilers over its production lifetime of 68 weeks*